区工商局

引进项目批准通知书

深宝外引字〔96〕第416号

按照市政府引进项目审批权限的有关规定，同意宝安区沙井旧汇塑胶五金厂与香港自汇实业有限公司以来料加工的经营方式，就举办加工装配电话机壳、电视机壳及五金塑胶配件所签订的协议（合同）。

深圳市宝安区经济发展局

一九九六年 月 日

发至：海关、中行、商务单位

20070713-[000950-1-19961223]-0006-(10)

协　议　书

深寶二外付字（1996　）第101號

甲方：宝安区沙井百汇塑胶五金厂

乙方：香港百汇实业有限公司

商務單位：深圳市寶安區外經發展總公司

雙方在遵守中華人民共和國法律和有關規定的前提下，本着平等互利的原則，就來料加工 电话机壳、电视机壳及五金、塑胶配件 業務，進行充分協商，一致達成如下條款：

一、双方责任

甲方責任：

①甲方提供有上蓋的廠房 1500 平方米，無上蓋的場地 平方米，生產工人100-150名，在協議有效期內代乙方加工生產以上产品。加工產品交回乙方復出香港或其他國家。

②甲方提供現有的水電設備供加工生產之用。如需新安裝水、電設施，其設施及安裝費用由乙方負責。

③協助乙方辦理來料加工有關業務的進出口手續。

④負責派出廠長、財務會計、倉管人員、負責工廠的管理及財務管理。

乙方責任：

①不作價提供加工、生產上述所需的設備（詳見清單），分批運抵甲方工廠。設備價值約 1400万 港元，其產權歸乙方所有。協議期限結束，如乙方不繼續加工，全部機械設備可退回香港或其他國家。

②不作價提供加工 上述产品 所需的原料、輔料和包裝物料。提供的數量 15 規格在具體的生產合同中訂明。

③工人如因工作不力，經教育無效者，乙方有權向甲方提出調換意見，但不得擅自解僱工人。

④乙方不作價提供的機械設備、原輔材料、包裝物料等監管手續費，由乙方負責支付。

二、加工數量：

第一年乙方來料加工 500吨，甲方的加工費約 60万 港元。從第二年開始乙方的加工數量應在前一年的基礎上有所增加，具體數量、規格應在生產合同中訂明。

三、加工作價原則和工繳費：

①試產（培訓）期為 六 個月。在試產期內，工人每人每月工繳費暫定為600港元支付（每人每月工作日二十五天半，每天工作八个小時）乙方如確實要超貨加班，必須征得甲方同意，工人加班的加工費除按正常的加工費定額支付外，還需另加津貼費。

②試產期滿后，采取按件計酬的方式，在堅持互利原則的基礎上，甲方和乙方應根據加工的品種、規格、款式和工繳繁簡不同進行定價，并在每批貨的加工生產合同中訂明（為確保工人的合理收入，工繳費平均每人每月不低于650港元，若低于650港元，則乙方按此數補足甲方工人的工繳費，隨着物價指數上升，工人工繳費每二年相應調整一次）。

③甲方工廠生產消耗的水、電費用，由乙方負責支付。

④甲方提供的廠房及生活用地等由乙方以每月按固定工繳費18000港元通過中國銀行結匯給甲方，隨着物價指數上升，固定工繳費每二年相應調整一次。

⑤乙方應付的加工費（工繳費）不能以任何方式直接支付人民幣給工人，應通過深圳市農業銀行田貝辦事處（帳號　　　　　）

結匯給甲方，由甲方按國家有關規定办理。

四、損耗率：

①工廠試產期內產品損耗，實報實銷。

②工廠試產期滿後的產品損耗率，由雙方協定，并在生產合同中具體訂明。

五、來料和產品交貨期：

①乙方按本協議規定的加工量，按月提供足够數量的原輔料和包裝物料。為保障甲方工廠的正常生產，乙方須在每批產品開始生產前 7 天，將所需的原輔材料及包裝物料運抵甲方工廠。除因人力不可抗拒的原因，乙方來料不足，造成甲方工廠停工生產不足 21 天，乙方應按在廠工人以停工天數計，每人每天補助工資港幣 12 港元，支付給甲方。

②甲方工廠應按雙方商定的交貨期、地點、品質、數量交貨給乙方。如非人力不可抗拒的原因外，甲方不按時、按質、按量交貨，造成乙方經濟損失，甲方應負賠償責任，賠償數額可具體在合同中訂明。

③由乙方提供的機械、設備、照明等設備及原輔材料、包裝物料，由乙方運至甲方工廠，在甲方工廠由甲乙雙方進行交收。甲方工廠加工後的成品，在甲方工廠經乙方驗收後起運，甲方不負產品短缺和返工的責任。若乙方要求返工，則乙方要付返工費用。

六、結匯方式：

甲方工廠的工繳費按月結算一次，以D/P即期匯或现金汇票方

式結滙，由甲方工廠會同深圳市寶安區外經服務公司通過深圳市農業銀行由員辦事處向乙方在香港開户的海外信託銀行（帳號012-191-37251372）辦理。乙方超過 15 天仍未付款給甲方，則按逾期的天數，按當時香港銀行利息一并付給甲方。乙方在 30 天內不結滙，甲方有權采取停止出貨或其他措施。

七、運輸和保險：

①乙方提供的機械、設備、原輔材料、包裝物料及甲方工廠加工之後的產品運費等費用，均由乙方負責。

②原輔材料、包裝物料的運進，產品的運出及加工期間存廠的機械、設備、原料、包裝物料以及廠房、宿舍、員工等，由乙方向中國人民保險公司寶安支公司投保。

八、技術交流：

在乙方機械、設備運抵甲方工廠後，乙方應負責派出人員進行安裝，甲方派出人員進行協助。在試產期開始，乙方應派出技術人員對甲方工廠的工人進行技術培訓，直至工人能基本掌握生產技術，進行正常生產時為止。乙方技術人員的工資及一切費用，由乙方負責。甲方給乙方的技術人員提供生活上的方便條件。

九、仲裁：

甲乙雙方在履行協議期間，如雙方對本協議發生爭議，應通過友好協商解決，若協商不能解決時，雙方將有關爭議事項提交中國國際貿易促進委員會對外經濟貿易仲裁委員會深圳分會進行仲裁，仲裁的裁決是

條局向，對雙方均具有同等的約束力，仲裁費用由敗訴方負責。

十、協議期限：

本協議經批准及雙方簽字後生效。有效期為 拾 年，即一九九六年十二月十八日至二〇〇六年十二月十七日止。如要提前終止或延長本協議，需要在三個月前通知對方，并經雙方協商處理終止或延長協議事宜，但需經原批准機關批准後實行。若一方要求提前終止協議者，要負責賠償對方的經濟損失。賠償的辦法，應根據終止協議前半年的每月平均工繳費為準，補償 貳個 月工繳費總額給對方。

協議期滿後，不動資產（如廠房、宿舍）及乙方作價提供的機械設備等歸甲方所有。由乙方不作價的提供可動資產（如機械、電器通風設備）歸乙方所有，并按海關有關規定進行核銷處理。

本協議生效後六個月內，一方不執行協議條款，則另一方有權提出終止此協議，并經原審批機關批准後生效。

本協議生效投產後，如果乙方連續半年不生產，甲方有權終止此協議，并經原審批機關批准後生效，其所造成的經濟損失，由乙方已進的機械設備或料件賠償。

本協議正本一式六份，甲方一份，乙方一份，商務單位一份，均具同等效力。副本若干份。

本協議如有未盡事宜，雙方可協商修改或補充，并報原審批机关批准後方生效。

甲方：宝安区沙井镇蚝乡工艺制品厂
代表：
地址：宝安区沙井镇蚝乡工业城
電話：7272066

乙方：香港百滙貿業有限公司
代表：
For and on behalf of
BROADWAY INDUSTRIAL C...
Authorized Signature
地址：九龍官塘鴻圖道十七號八樓
電話：23421261

商務單位：深圳市寶安區外經發展總公司
代表：
地址：深圳市人民南路新安大廈四樓
電話：7754376

一九九六年 十二月十八日簽訂於深圳。

20070713-[000950-1-19961223]-0012-(10)

1419

深圳市宝安区贸易工业局文件

深宝经加协更字[2006]1261号

协议变更批准通知书

深圳市宝安外经发展有限公司、深圳市沙民实业股份有限公司、香港百汇实业有限公司与宝安区百汇(沙井)塑胶五金厂签订的深宝更协字（2006）第 0166 号变更协议书收悉。经审核，同意变更乙方商号，变更乙方代表予以备案。此变更协议从属于深宝新协(1996)第0101号协议书。请于本文下发之日起30天内到工商、税务、海关等相关部门办理手续。

特此通知。

深圳市宝安区贸易工业局

二〇〇六年六月二十八日

抄送：南头海关、同乐海关、深圳外管局国际收支处、中行宝安支行、宝安工商分局、宝安国税局、宝安地税分局。

（共 10 份）

变更协议书

深宝 更协字 2006）166 号

商务单位：深圳市宝安外经发展有限公司

承办单位：深圳市沙民实业股份有限公司

甲方工厂：宝安区百汇（沙井）塑胶五金厂

乙　方：香港百汇实业有限公司

承办单位与乙方在 1996 年 12 月 17 日签订深宝轻协字（96）第 101 号协议，成立甲方工厂。批准文号是深宝外引字（96）第 416 号，以来料加工的经营方式，加工电话机壳、电视机壳及五金塑胶配件、各种家庭电器、电子及玩具产品及塑胶、五金配件、工模制造、喷油丝印、装配加工。协议有效期至 2006 年 12 月 17 日。各方合作良好。由于变更乙方原因，现作如下变更：

1、乙方：由原香港百汇实业有限公司变更为（英属处女群岛）Broadway Industrial Holdings Limited.

2、乙方签字代表：由原 Manny Marimuthu 变更为司徒建新。

协议变更前后甲方工厂发生的债权债务自变更协议批准之日起由现乙方（英属处女群岛）Broadway Industrial Holdings Limited 承担。原协议的其他条款按原协议执行。

本变更协议一式六份，自各方代表签字盖章并经主管部门批准之日起生效。

商务单位：深圳市宝安外经发展有限公司

代表：

承办单位：深圳市沙民实业股份有限公司

代表：

甲方工厂：宝安区百汇（沙井）塑胶五金厂

代表：

原乙方：香港百汇实业有限公司

原代表：

For and on behalf of
BROADWAY INDUSTRIAL CO., LTD.

Authorised Signature

现乙方：Broadway Industrial Holdings Limited

现代表：

For and on behalf of
Broadway Industrial Holdings Limited

Authorised Signature(s)

2006 年 6 月 22 日

20070713-[000950-2-20060703]-0007-(6)

深圳市宝安区贸易工业局文件

深宝经加协更字[2006]1444 号

协议变更批准通知书

深圳市宝安外经发展有限公司、深圳市沙民实业股份有限公司、Broadway Indusrial Holdings Limited 与宝安区百汇(沙井)塑胶五金厂签订的深宝更协字（2006）第 0224 号变更协议书收悉。此变更协议从属于深宝新协(1996)第 0101 号协议书，期限延长五年，有效期至二〇一一年十二月十七日。请于本文发文之日起 30 天内到工商、税务、海关等相关部门办理手续。

特此通知。

深圳市宝安区贸易工业局

二〇〇六年七月二十一日

抄送：南头海关、同乐海关、深圳外管局国际收支处、中行宝安支行、宝安工商分局、宝安国税局、宝安地税分局。

（共 8 份）

协 议 续 约 书

编号：深宝 续协字(2006)第224号
深宝 协字( )第 号续约之( )

商务单位：深圳市宝安外经发展有限公司
承办单位：深圳市沙民实业股份有限公司
甲方工厂：宝安区百汇（沙井）塑胶五金厂
乙 方：Broadway Industrial Holdings Limited

双方在1996年12月17日签订深宝二协字(96)第101号协议书，批准文号是深宝外引字（96）第416号，该协议将于2006年12月17日期满。因双方在执行该协议过程中合作良好，为了进一步发展生产，经双方友好协商一致同意将该协议合作年限延长5年，即延长至2011年12月17日止。原协议条款不变，并补充如下条款：

一、生产工人790人，工人工缴费按平均每人每月不低于700港元结汇。

二、厂房面积为3000平方米，固定工缴费按每平方米14港元结汇，每月结汇固定工缴费42000港元。

三、以上两项工缴费通过商务单位指定银行结汇给甲方。随着物价指数上升，每两年相应调整一次。

四、某方提前终止协议，须补偿两个月工缴费给对方。

本续约协议正本一式六份，自双方签订之日起，呈上主管部门批准之日起生效。

商务单位：深圳市宝安外经发展有限公司
代表：

承办单位：深圳市沙民实业股份有限公司
代表：

甲方工厂：宝安区百汇（沙井）塑胶五金厂
代表：

乙方：Broadway Industrial Holdings Limited
代表 For and on behalf of
Broadway Industrial Holdings Limited

Authorised Signature(s)

2006 年 12 月 日